                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               February 19, 1997




                               CIENA CORPORATION
                 ----------------------------------------------
                 (Exact name of registrant as specified in its
                                    charter)




        Delaware                           0-21969                     23-2725311
-----------------------------------------------------------------------------------------
(State or other jurisdiction of           (Commission File            (I.R.S. Employer
incorporation or organization)                 Number)                Identification No.)



                      8530 Corridor Road, Savage, Maryland
-----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                     20763
                                   (Zip Code)



                                 (301) 317-5800
              Registrant's telephone number, including area code:




-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

=============================================================================
                         Exhibit Index is on page 5.

                               CIENA CORPORATION


ITEM 5.  OTHER EVENTS.

         In connection with the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995, CIENA Corporation ("CIENA") is hereby filing cautionary statements identifying important factors that could cause
CIENA's actual results to differ materially from those projected in forward-looking statements made by or on behalf of CIENA.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (99)    Additional Exhibits

                 99.1     Cautionary Statements for Purposes of the "Safe
                          Harbor" Provisions of the Private Securities
                          Litigation Reform Act of 1995.





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                                   EXHIBITS:


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
Exhibit
Number           Exhibit Description
-------------    -------------------

99.1             Cautionary Statements for Purposes of the "Safe Harbor" Provisions
                 of the Private Securities Litigation Reform Act of 1995.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CIENA CORPORATION


Date:  February 19, 1997                           By:  /s/ G. Eric Georgatos
                                                       ----------------------
                                                        G. Eric Georgatos
                                                        Vice President, General
                                                        Counsel and Secretary





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
                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION                            PAGE
-------------                              -------------------                            ----

99.1             Cautionary Statements for Purposes of the "Safe Harbor"                  6
                 Provisions of the Private Securities Litigation Reform Act
                 of 1995





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